Capital Lease and Finance Obligations	12 Months Ended
Dec. 31, 2017
Leases [Abstract]
Capital Lease and Finance Obligations
CAPITAL LEASE AND FINANCE OBLIGATIONS
Capital Lease Obligations

UNS Energy

TEP is party to three Springerville Common Facilities leases: (i) one lease with a fixed purchase price of US$38 million and an initial term to December 2017; and (ii) two leases with a fixed purchase price of US$68 million and an initial term to January 2021. In December 2017 TEP purchased a 17.8% undivided interest in the Springerville Common Facilities for $49 million bringing its total ownership of the assets to 67.8%. Upon purchase of the leased interest, current lease obligations on the consolidated balance sheet was reduced by $46 million. Under the remaining two leases, TEP has the option to renew the leases for periods of two or more years or exercise the purchase options under these contracts. In addition, TEP has entered into agreements with third parties that if the Springerville Common Facilities leases are not renewed, TEP will exercise the purchase options under these contracts. The third parties would be obligated to buy a portion of these facilities or continue to make payments to TEP for the use of these facilities.

TEP entered into an interest rate swap that hedges a portion of the floating interest rate risk associated with the Springerville Common Facilities lease obligation. As at December 31, 2017, interest on the lease obligation is payable at a six-month LIBOR plus a spread of 1.88% (December 31, 2016 - 1.88%). The swap has the effect of fixing the interest rate on a portion of the amortizing principal balance of $23 million (December 31, 2016 - $31 million). The interest rate swap expires in 2020 and is recorded as a cash flow hedge (Note 28).

The Springerville Common Facilities capital lease obligation bears interest at a rate of 5.08%. For 2017 $4 million (2016 - $4 million) of interest expense and $8 million (2016 - $7 million) of depreciation expense was recognized related to the Springerville capital lease obligations.

FortisBC Electric
FortisBC Electric has a capital lease obligation with respect to the operation of the Brilliant hydroelectric plant ("Brilliant Plant") located in British Columbia. FortisBC Electric operates and maintains the Brilliant Plant, under the BPPA which expires in 2056, in return for a management fee. In exchange for the specified take-or-pay amounts of power, the BPPA requires semi-annual payments based on a return on capital, comprised of the original plant capital charge and periodic upgrade capital charges, which are both subject to fixed annual escalators, as well as sustaining capital charges and operating expenses. The BPPA includes a market-related price adjustment in 2026. Approximately 94% of the output from the Brilliant Plant is being purchased by FortisBC Electric through the BPPA. The BPPA capital lease obligation bears interest at a composite rate of 5.00%. Included in energy supply costs for 2017 was $27 million (2016 - $27 million) recognized in accordance with the BPPA, as approved by the BCUC.

FortisBC Electric also has a capital lease obligation with respect to the operation of the Brilliant Terminal Station ("BTS"), under an agreement which expires in 2056. The agreement provides that FortisBC Electric will pay a charge related to the recovery of the capital cost of the BTS and related operating costs. The obligation bears interest at a composite rate of 9.00%. Included in operating expenses for 2017 was $3 million (2016 ‑ $3 million) recognized in accordance with the BTS agreement, as approved by the BCUC.

Finance Obligations

Between 2000 and 2005 FortisBC Energy entered into arrangements whereby certain natural gas distribution assets were leased to certain municipalities and then leased back by FortisBC Energy. The natural gas distribution assets are considered to be integral equipment to real estate assets and, as such, the transactions have been accounted for as finance transactions. The proceeds from these transactions have been recognized as finance obligations on the consolidated balance sheet. Lease payments, net of the portion considered to be interest expense, reduce the finance obligations.

Obligations under the above-noted lease-in lease-out transactions have implicit interest at rates ranging from 6.86% to 8.46% and are being repaid over an initial 35-year period. Each of the lease-in lease‑out arrangements allows FortisBC Energy, at its option, to terminate the lease arrangement early, after 17 years. If the Company exercises this option, FortisBC Energy would pay the municipality an early termination payment which is equal to the carrying value of the obligation at that point in time. One of the early termination payments could potentially be due in 2018; however, the decision to early terminate has not yet been made by FortisBC Energy. This early termination payment has been included as due within one year in contractual obligations and has been recognized in current liabilities as at December 31, 2017.

Repayment of Capital Lease and Finance Obligations

The present value of the minimum lease payments required for the capital lease and finance obligations over the next five years and thereafter are as follows:

	Capital	Finance
	Leases	Obligations	Total
Year	(in millions)	(in millions)	(in millions)
2018	$58	$32	$90
2019	59	15	74
2020	68	5	73
2021	46	32	78
2022	46	3	49
Thereafter	1,950	—	1,950
	$2,227	$87	$2,314
Less: Amounts representing imputed interest and executory costs on capital lease and finance obligations			(1,853)
Total capital lease and finance obligations			461
Less: Current installments			(47)
			$414